UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

XERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600 Chicago, Illinois 60601
(Address of principal executive offices, including zip code)

(844) 445-5704
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

Paycheck Protection Program

Xeris Pharmaceuticals, Inc. (the “Company”) had previously submitted an application to Silicon Valley Bank (the “Lender”) under the Small Business Administration (the “SBA”) Paycheck Protection Program (the “PPP”) enabled by the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”). The application was subsequently approved, and on April 21, 2020, the Company entered into the U.S. Small Business Administration Paycheck Protection Program Note (the “Note”) with the Lender for a loan in the amount of $5,090,000 (the “PPP Loan”). The Company received the full amount of the PPP Loan on April 23, 2020 and currently plans to use the proceeds to retain employees, maintain payroll and make lease and utility payments in accordance with the relevant terms and conditions of the CARES Act.

The PPP Loan matures on April 21, 2022 (the "Maturity Date") and bears interest at the rate of 1.0% per annum. No payments are due on the Loan for six months from the date of first disbursement of the Loan (the “Deferment Period”), but interest will continue to accrue during the Deferment Period. Following the Deferment Period, the Company must pay monthly principal and interest payments on the outstanding principal balance of the Loan amortized over the term of the Loan (the “Loan Payments”), unless forgiven in whole or in part in accordance with the PPP regulations. These repayments will begin seven months from the date of the first disbursement of the Loan until the Maturity Date.

The PPP Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties.

All or a portion of the PPP Loan may be forgiven by the SBA upon application by the Company beginning 60 days but not later than 120 days after loan approval and upon documentation of expenditures in accordance with the SBA requirements. Under the CARES Act, loan forgiveness is available if the funds received are used for documented payroll costs, interest on covered mortgages, covered rent payments, and covered utilities during the eight-week period beginning on the date the lender makes the first disbursement of the loan to the borrower, provided that at least 75% of the forgiven amount has been used for payroll costs. Forgiveness is based on the Company’s maintaining or quickly rehiring employees and maintaining applicable salary levels. Forgiveness is reduced if full-time headcount declines or if salaries and wages for employees with salaries of $100,000 or less annually are reduced by more than 25%. In the event the PPP Loan, or any portion thereof, is forgiven pursuant to the PPP, the amount forgiven is applied to outstanding principal.

The Company did not provide any collateral or personal guarantees for the Loan, nor did the Company pay any facility charge to the government or to the Lender.

The Note also provides for customary events of default, including, among others, events of default relating to failure to make payment or comply with the covenants contained in the Note and related loan documents, defaults on any other loan with the Lender, defaults on any loan or agreement with another creditor if the Lender believes the default may materially affect the Company’s ability to pay the Note, failure to pay any taxes when due, becoming the subject of a civil or criminal action that the Lender believes may materially affect the Company's ability to pay the Note, bankruptcy, breaches of representations, judgment, reorganization, merger, consolidation or other changes in ownership or business structure without the Lender’s prior written consent, and material adverse changes in financial condition or business operation that the Lender believes may materially affect the Company’s ability to pay the Note. Upon an event of default, the Lender may require immediate payment of all amounts owing under the Note, collect all amounts owing from the Company, or file suit and obtain judgment.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2020, the Board of Directors (the “Board”) of the Company approved Amendment No. 1 (the “Amendment”) to the Amended and Restated By-laws of the Company (the “Amended and Restated By-laws”), which became effective as of the same date. The Amendment eliminates the requirement that regular annual meetings of the Board be held on the same date and at the same place as the annual meeting of stockholders.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains express or implied forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the PPP Loan. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Among the factors that could cause actual results to differ materially from those described or projected herein are the following: financial market conditions; actions by the Loan parties; changes by the SBA or other governmental authorities regarding the CARES Act, the Paycheck Protection Program or related administrative matters; the availability of forgiveness of the Loan; and the Company’s ability to comply with the terms of the Loan and the CARES Act, including to use the proceeds of the Loan as described herein. A further list and description of these risks, uncertainties and other risks associated with an investment in the Company can be found in Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect subsequently occurring events or circumstances.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3.1	Amendment No. 1 to the Amended and Restated By-laws of Xeris Pharmaceuticals, Inc.
10.1	U.S. Small Business Administration Paycheck Protection Program Note, entered into April 21, 2020 by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2020	Xeris Pharmaceuticals, Inc.

	By:	/s/ Barry M. Deutsch
Name: Barry M. Deutsch
Title: Chief Financial Officer